Statements of Net Assets Available for Benefits - EBP 019 - USD ($) $ in Thousands	Dec. 31, 2025	Dec. 31, 2024
EBP, Statement of Net Asset Available for Benefit [Line Items]
Investments, at fair value	$ 39,685	$ 36,099
Interest in Carpenter Technology Master Trust, at fair value	357	406
Interest in Carpenter Technology Master Trust, at contract value	2,431	2,704
Total investments	42,473	39,209
Notes receivable from participants	920	763
Net assets available for benefits	$ 43,393	$ 39,972